UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2016

INDOOR HARVEST CORP.
(Exact name of registrant as specified in its charter)

Texas	333-194326	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

713-410-7903
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 22, 2016 (the “Closing Date”), Indoor Harvest Corp (the “Company”, “we”, “us”, “our”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Firstfire Global Opportunities Fund, LLC, a Delaware limited liability Company and Rockwell Capital Partners Inc, a Delaware corporation, (the “Buyers”) relating to the issuance and sale (the “Offering”) of (i) notes (the “Notes”) of $272,500 in aggregate principal amount including $250,000 actual payment of purchase price (the “Purchase Price”) plus a 9% original issue discount (the “Principal Amount”), and an aggregate total of 50,000 shares of common stock of the Company, par value per share $0.001 (the “Common Stock”), to the Buyers, in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act.

Convertible Note

On the Closing Date, the Company issued Notes of aggregate $272,500 in face value, which will, by their principal terms,

●
Carry an interest (the “Interest”) on the unpaid principal amount at the rate of 3% per annum. Interest all commence accruing on the date that the Note is fully funded and shall be computed on the basis of a 365-day year and the actual number of days elapsed. Any Principal Amount or Interest which is not paid when due shall bear interest at the rate of 15% per annum from the due date until the same is paid (the “Default Interest”);

●
Mature on September 22, 2016 and may be prepaid in whole or in part except otherwise explicitly set forth in the Note. If the Borrower exercises its right to prepay or repay the Note, the Borrower shall make payment to the Holder of an amount in cash (the “Optional Prepayment Amount”) equal to the sum of 125% multiplied by the Principal Amount plus accrued and unpaid interest on the Principal Amount to the Optional Prepayment Date plus Default Interest, if any.

●	Are unsecured but shall be a senior obligation of the Company, with priority over all existing and future indebtedness of the Company as provided for in the Note;

●
Convert into shares of common stock of the Company, par value per share $0.001 (the “Common Stock”) at Buyer’s option, provided that such conversion shall not result in beneficiary ownership by Buyer and its affiliates of more than 4.99% of the then outstanding shares of Common Stock unless such conversion limitation is waived by Buyer’s notice to the Company at least 60 days prior to the conversion; and

●
Convert into shares of Common Stock at a price equal to $0.30 (the “Fixed Conversion Price”); provided, however that from and after the occurrence of any Event of Default hereunder, the Conversion Price shall be the lower of: (i) the Fixed Conversion Price or (ii) 45% multiplied by the lowest sales price of the Common Stock in a public market during the ten (10) consecutive Trading Day period immediately preceding the Trading Day that the Company receives a Notice of Conversion (as defined in the Note).

Events of Default

Under the Notes, the occurrence of any of the following events, among others, shall be considered as an Event of Default, that:

●	the Company fails to maintain a listing of its Common Stock on at least one of OTCBB, OTCQB, Nasdaq or NYSE , (the “List Date”);

●	the Company fails to comply with the reporting requirements of the 1934 Act and/or ceases to be subject to the reporting requirements of the 1934 Act;

●
the restatement of any financial statements for any date or period from 2 years prior to the Closing Date and until this Note is no longer outstanding results in a material adverse effect on the rights of the Buyer;

●	the DTC places a “chill” on any of the Company’s securities;

●	the Company’s Common Stock becomes not eligible for trading through the DTC’s FAST Automated Securities Transfer or Deposit/Withdrawal at Custodian programs;

●
the Borrower (i) issues shares of Common Stock pursuant to an equity line of credit of the Company (whether now existing or entered into in the future) at a price below $0.50 per share or (ii) adjusts downward the “floor price” at which shares of Common Stock can be issued under an equity line of credit (whether now existing or entered into in the future).

Subject to applicable cure periods and delivery of written notice to the Company if applicable, the Notes shall become immediately due and payable upon occurrence of an Event of Default and the conversion price shall be adjusted as set forth in the Notes if applicable.

Issuance Shares

On the Closing Date, the Company also issued an aggregate 50,000 share of Common Stock to the Buyers as additional consideration for the purchase of the Note

Right of Participation in Subsequent Offering

Pursuant to the Securities Purchase Agreement, as long as the Note is outstanding, the Company will not offer, sell, grant any option to purchase, or otherwise dispose of any of its or its Subsidiaries’ debt, equity or equity equivalent securities ( any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”), unless the gross proceeds of a Subsequent Placement is $1.0 million or greater, provided that the Company shall offer to issue and sell to or exchange with the Buyer at least 50% of the securities offered in the Subsequent Placement and comply with Section 4(d) of the Securities Purchase Agreement.

Listing.

The Company will, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCBB or any equivalent replacement exchange or electronic quotation system (including but not limited to the Pink Sheets electronic quotation system) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable.

Use of Proceeds

The Company shall use the proceeds for general working capital purposes and not for the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates or in violation or contravention of any applicable law, rule or regulation.

The foregoing description of the Securities Purchase Agreements and Notes (collectively, the “Offering Documents”) are only a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to such documents. A copy of each of the Offering Documents is filed as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, to this current report on Form 8-K.

Important Notice regarding the Notes

The Notes have been included as exhibits to this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about the Company. The representations, warranties and covenants contained in the Notes were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Notes; may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Notes instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Notes, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 2.03 Creation of a Direct Financial Obligation or and Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits

10.1     Rockwell Securities Purchase Agreement dated March 22, 2016
10.2     Rockwell Form of Senior Convertible Promissory Note
10.3     FirstFire Securities Purchase Agreement dated March 22, 2016
10.4     FirstFire Form of Senior Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

INDOOR HARVEST CORP.

Date: March 24, 2016	By:	/s/ Chad Sykes
Chad Sykes
Chief Executive Officer and Director